Exhibit 99.1

Media Contacts:

Olen Thomas

Union Bankshares Corporation

(804) 632-2161 — othomas@ubsh.com

Katie Gilstrap

First Market Bank

(804) 327-7567 — katie.gilstrap@firstmarketbank.com

UNION BANKSHARES AND FIRST MARKET BANK AMEND MERGER AGREEMENT

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Some 170 no-fee, ATM sites are now available to customers

thanks to proposed merger

RICHMOND, VA – June 19, 2009 – Union Bankshares Corporation (NASDAQ: UBSH) (“UBSH”) and First Market Bank, FSB have amended the terms of their combination. As previously announced on March 30, 2009, First Market Bank was to remain a separate subsidiary under UBSH after the combination. UBSH and First Market Bank have amended their merger agreement to reflect that as soon as practicable after their combination First Market Bank will combine with Union Bank and Trust Company (“Union Bank & Trust”), which is the largest bank owned by UBSH, a Virginia multi-bank holding company.

The two Virginia banks, once combined, will have a new name and a common brand resulting in a more diversified and more competitive enterprise that is better positioned to meet the needs of the Virginia communities they currently serve. The new name and brand for the combined entity will be announced later this year.

UBSH and First Market Bank expect to complete their business combination during the fourth quarter of 2009, subject to customary closing conditions, including regulatory and shareholder approvals. The consolidation of First Market Bank and Union Bank & Trust is expected to occur during the first quarter of 2010. The holding company will move its headquarters to Richmond.

Upon completion of the merger, the combined organization will have 97 branch locations throughout Virginia with more than $4.0 billion in assets.

“The joint decision to combine our two banks – rather than operate them separately – is based on a desire to provide customers with one of the most convenient community banking networks in Virginia,” said UBSH’s G. William Beale, President and Chief Executive Officer. “Union Bank & Trust, one of our member banks, has a rich heritage of serving Virginians since 1902; this merger builds on our tradition of exceptional customer service. Union Bank & Trust and First Market Bank, once combined, will provide strong financial and operational efficiencies that we believe will benefit both our shareholders and our customers.” Beale will remain CEO of the holding company and become CEO of the combined banks.

David J. Fairchild, currently CEO of First Market Bank, will become president of the holding company and executive vice president and the chief banking officer of the combined banks; he stated: “First and foremost, this merger offers our customers – whether a family, an entrepreneur or large business – many value-added benefits including increased convenience with more banking locations, more competitive products and enhanced services.”

Expanded ATM service offers greater convenience

First Market Bank and UBSH have been working toward an integration of their organizations, including providing no-fee access to more than 173 ATM locations statewide for customers of First Market Bank, Union Bank & Trust, Northern Neck State Bank and Rappahannock National Bank.

Now, First Market Bank customers benefit from the convenience of 128 additional ATM locations across Virginia as part of UBSH’s banking network. For a full listing of ATM locations, including maps, please visit any of UBSH’s member banks’ ATM pages online at:

•	https://www.unionbankandtrust.com/site/contactus_atmlocations.html

•	https://www.nnsbva.com/site/contactus_atmlocations.html

•	https://www.rnbva.com/site/contactus_atmlocations.html

Likewise, UBSH’s customers can use First Market Bank’s 45 ATMs located throughout Central Virginia. A complete list is accessible on the bank’s web site at:

•	http://www.firstmarketbank.com/ATM-Branch-Locations.aspx

About First Market Bank

First Market Bank was founded and is headquartered in Richmond. Now celebrating its twelfth anniversary, the bank has grown to more than 300 employees and has a network of 39 full-service locations (including 25 in Ukrop’s stores and 14 freestanding branches). It has more than $1 billion in deposits and offers a full range of retail and commercial products including mortgage, trust and investment services. www.firstmarketbank.com

About Union Bankshares Corporation

Union Bankshares Corporation, with more than 720 employees, is one of the largest community banking organizations based in Virginia, providing full-service banking to the Northern, Central, Rappahannock, Hampton Roads and Northern Neck regions of Virginia through its bank subsidiaries, Union Bank and Trust Company (42 locations in the counties of Albemarle, Caroline, Chesterfield, Fairfax, Fluvanna, Hanover, Henrico, King George, King William, Nelson, Spotsylvania, Stafford, and Westmoreland and the cities of Fredericksburg , Williamsburg, Newport News, Grafton and Charlottesville); Northern Neck State Bank (nine locations in the counties of Richmond, Westmoreland, Essex, Northumberland and Lancaster); and Rappahannock National Bank (seven locations in Washington, Front Royal, Middleburg, Warrenton, and Winchester). Union Investment Services, Inc. provides full brokerage services; Union Mortgage Group, Inc. provides a full line of mortgage products; and Union Insurance Group, LLC offers various lines of insurance products. Union Bank and Trust Company also owns a non-controlling interest in Johnson Mortgage Company, LLC. Additional information is available on the Company’s website at www.ubsh.com. The shares of the Company are traded on the NASDAQ Global Select Market under the symbol “UBSH.”

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Additional Information and Where to Find It

In connection with the proposed merger, UBSH will file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement. The definitive proxy statement will be sent to the stockholders of UBSH seeking their approval of the merger agreement and related matters at a later date. In addition, UBSH may file other relevant documents concerning the proposed transaction with the SEC. STOCKHOLDERS OF UBSH ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders of UBSH may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of the definitive proxy statement (when available) also may be obtained by directing a request by telephone or mail to Union Bankshares Corporation, Post Office Box 446, Bowling Green, Virginia 22427-0446, Attention: Investor Relations (telephone: (804) 633-5031) or by accessing UBSH’s web site at http://www.ubsh.com under “Investor Relations – SEC Filings.” The information on UBSH’s web site is not, and shall not be deemed to be, a part of this release or incorporated into other filings the company makes with the SEC.

UBSH and its directors, executive officers and certain members of management may be deemed to be participants in the solicitation of proxies from the stockholders of UBSH in connection with the merger. Information about the directors and executive officers of UBSH is set forth in the proxy statement for Union’s 2009 annual meeting of shareholders filed with the SEC on March 19, 2009. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the definitive proxy statement regarding the merger when it becomes available.

Caution Regarding Forward-Looking Statements

Certain statements made in this release may be considered forward-looking statements. Such statements speak only as of the date of this release and are based on current expectations and involve a number of assumptions. These include statements as to the anticipated benefits of the merger, including future financial and operating results that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. UBSH intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. UBSH’s ability to predict results, or the actual effects of future plans or strategies, is inherently uncertain. Factors which could have a material effect on the operations and future prospects of UBSH include but are not limited to: (1) the businesses of acquired companies may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from acquisitions may not be fully realized or realized within the expected timeframe; (3) revenues following acquisitions may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by acquisitions; (5) the ability to obtain required regulatory and shareholder approvals, and the ability to complete acquisitions on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, monetary and fiscal policies of the U.S. government (including policies of the U.S. Treasury and the Federal Reserve Board), the quality and composition of the loan and securities portfolios, demand for loan products, deposit flows, competition, demand for financial services in its market areas, laws and regulations, and accounting principles, policies and guidelines; and (7) other risk factors detailed from time to time in filings made by UBSH with the SEC. UBSH undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

This release shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful.

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